o020 STKP2


                        SUPPLEMENT DATED AUGUST 12, 1998
                              TO THE PROSPECTUS OF
                          FRANKLIN FLOATING RATE TRUST
                    DATED APRIL 1, 1998 AS AMENDED JULY 10, 1998

The prospectus is amended as follows:

I. Each reference in the prospectus to Corporate Loans and Corporate Debt Securities of U.S. subsidiaries of non-U.S. Borrowers is amended to include Corporate Loan and Corporate Debt Securities of foreign Borrowers, as described in this supplement.

II. The section "U.S. SUBSIDIARIES OF NON-U.S. BORROWERS," found under "What Kinds of Securities Does the Fund Purchase?", is replaced with the following:

FOREIGN BORROWERS The fund may invest in Corporate Loans and Corporate Debt Securities which are made to, or issued by, foreign Borrowers. For purposes of this prospectus, Corporate Loans and Corporate Debt Securities of foreign Borrowers include such loans or debt securities that have one or more of the following characteristics: (1) the principal trading market of the loan or security is in a foreign country; (2) at least 50% of the revenue of the Borrower is generated from goods produced or sold, investments made, or services performed in a foreign country; (3) the Borrower is organized under the laws of a foreign country; or (4) at least 50% of the assets of the Borrower are situated in a foreign country. The fund normally invests primarily in U.S. Borrowers, but may invest up to 65% of its assets in foreign Borrowers in developed foreign countries. The fund may from time to time invest in foreign Borrowers in emerging market countries, but currently does not intend to invest more than 35% of its assets in foreign Borrowers in emerging market countries. The fund considers a country to be an emerging market country if it is defined as a country with an emerging or developing economy by any one of the following: the International Bank for Reconstruction and Development (commonly known as the World Bank), the International Finance Corporation, or the United Nations or its agencies or authorities.

Advisers will evaluate the creditworthiness of foreign Borrowers by using the same analysis as it uses for U.S. Borrowers.

The fund will invest in Corporate Loans and Corporate Debt Securities of foreign Borrowers, provided that the loans and securities are U.S. dollar-denominated, or the fund uses a foreign currency swap for payments in U.S. dollars. U.S. dollar-denominated loans and securities are loans and securities for which the fund pays in U.S. dollars and the Borrower pays principal, interest, dividends or distributions in U.S. dollars. The fund may invest in a Corporate Loan or Corporate Debt Security that is not denominated in U.S. dollars if the fund arranges for payments in U.S. dollars by entering into a foreign currency swap. See "Foreign Currency Swaps."

Loans to, and securities issued by, foreign Borrowers may involve risks not typically involved in domestic investments and loans to, and securities issued by, foreign Borrowers in emerging market countries involve additional risks. See "What Are the Risks of Investing in the Fund? - Foreign Investments."

III. The section "FOREIGN INVESTMENTS," found under "What Are the Risks of Investing in the Fund?", is replaced with the following:

FOREIGN INVESTMENTS As noted above, the fund may invest in Corporate Loans and Corporate Debt Securities that are made to, or issued by, foreign Borrowers, provided that any such Borrower passes the same creditworthiness analysis that Advisers uses for U.S. Borrowers and the loans and securities are U.S.
dollar-denominated, or the fund uses a foreign currency swap for payments in U.S. dollars. These obligations may involve risks not typically involved in domestic investments and the risks can be significantly magnified for investments in foreign countries that are emerging market countries.

CURRENCY FLUCTUATIONS. To the extent the fund uses foreign currency swaps for Corporate Loans or Corporate Debt Securities, transactions in foreign securities may be conducted in local currencies, so U.S. dollars must often be exchanged for another currency when an obligation is bought or sold or a dividend is paid. Likewise, security price quotations and total return information reflect conversion into U.S. dollars. Fluctuations in foreign exchange rates can significantly increase or decrease the U.S. dollar value of a foreign investment, boosting or offsetting its local market return. Currency risk cannot be eliminated entirely.

INCREASED  COSTS.  It is more  expensive  for  the  fund to  purchase  and  sell
Corporate Loans and Corporate Debt Securities in foreign markets than in the U.S. markets. Investment companies, such as the fund, offer an efficient way for individuals to invest abroad, but the overall expense ratios of international investment companies are usually higher than the overall expense ratios of investment companies that invest in U.S. obligations.

POLITICAL AND ECONOMIC FACTORS. The economies, markets, and political structures of a number of the countries in which the fund can invest do not compare favorably with the U.S. and other mature economies in terms of wealth and stability. Therefore, investments in these countries will entail greater risk and may be subject to erratic and abrupt price movements. This is especially true for emerging market countries.

LEGAL, REGULATORY, AND OPERATIONAL. Certain foreign countries may impose restrictions on foreign investors, such as the fund. These restrictions may take the form of prior governmental approval, limits on the amount and type of obligations held by foreigners, and limits on the types of companies in which foreigners may invest. Diplomatic developments could affect the fund's investments in these countries. In certain foreign countries, there is the possibility that the government or a government agency may take over the assets of the fund for political or economic reasons or impose taxation that is so heavy that it amounts to confiscation of the assets taxed.

Certain foreign countries lack uniform accounting, auditing, and financial reporting standards, have less governmental supervision of financial markets than in the United States, do not honor legal rights enjoyed in the United States, and have settlement practices, such as delays, which could subject the fund to risks not customary in the United States. Information about foreign
Borrowers may differ from that available for U.S. Borrowers, since foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. Borrowers. In addition, the markets for Corporate Loans and Corporate Debt Securities in foreign countries have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than in the United States.

PRICING. Corporate Loans and Corporate Debt Securities may be purchased or sold on days (such as Saturdays) when the fund does not account for their prices in calculating its Net Asset Value. As a result, the fund's Net Asset Value may change significantly on days when shareholders cannot purchase Common Shares, or for repurchases of Common Shares, between the date on which a shareholder tenders Common Shares for repurchase by the fund and the date on which the repurchase price of the Common Shares is determined. See "Periodic Offers By the Fund to Repurchase Common Shares From Shareholders."



                 Please keep this supplement for future reference.